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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       MARCH 19, 2002
                                                 --------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)



Maryland                                1-6622                        53-0261100
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(State or other jurisdiction of     (Commission File               (IRS Employer
          incorporation)                  Number)         Identification Number)



6110 Executive Boulevard, Suite 800, Rockville, Maryland                   20852
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code         (301) 984- 9400
                                                         -------------------

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Item 9:  REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 is a copy of the Trust's 2001 Annual Report which is going to be first mailed to shareholders on or about March 21, 2002.

                  Exhibit
                  Number
                  -------
                  99.1              2001 Annual Report

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                     ---------------------------------------
                                  (Registrant)




            By: /s/ Laura M. Franklin
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                                   (Signature)

                Laura M. Franklin
                Managing Director Accounting,
                Administration and Corporate Secretary


         March 19, 2002
         ---------------------------
                  (Date)